SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 18, 2003
(Date of earliest event reported)

Commission File No.: 333-104283-03

                        Morgan Stanley Capital I Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                                      13-3291626
----------------------------------------   -------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
of Incorporation)

    1585 Broadway, New York, New York                      10036
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 (Address of Principal Executive Office)                (Zip Code)

                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

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ITEM 2. Acquisition or Disposition of Assets.

            On December 18, 2003, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ6 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, ARCap Servicing, Inc., as general special servicer, NCB, FSB, as NCB master servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, N.A., as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-five classes identified as "Class A-1 Certificates," "Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class A-1A Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class X-Y Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 175 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on December 1, 2003, an aggregate principal balance of $997,739,954 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $50,000,000. The Class A-2 Certificates have an initial Certificate Balance of $45,000,000. The Class A-3 Certificates have an initial Certificate Balance of $83,000,000. The Class A-4 Certificates have an initial Certificate Balance of $470,824,000. The Class A-1A Certificates have an initial Certificate Balance of $224,198,000. The Class X-1 Certificates have an initial Notional Amount of $997,739,954. The Class X-2 Certificates have an initial Notional Amount of $918,095,000. The Class X-Y Certificates have an initial Notional Amount of $60,507,379. The Class B Certificates have an initial Certificate Balance of $26,191,000. The Class C Certificates have an initial Certificate Balance of $29,932,000. The Class D Certificates have an initial Certificate Balance of $11,224,000. The Class E Certificates have an initial Certificate Balance of $7,483,000. The Class F Certificates have an initial Certificate Balance of $11,225,000. The Class G Certificates have an initial Certificate Balance of $7,483,000. The Class H Certificates have an initial Certificate Balance of $6,236,000. The Class J Certificates have an initial Certificate Balance of $4,989,000. The Class K Certificates have an initial Certificate Balance of $2,494,000. The Class L Certificates have an initial Certificate Balance of $2,494,000. The Class M Certificates have an initial Certificate Balance of $2,494,000. The Class N Certificates have an initial Certificate Balance of $2,495,000. The Class O Certificates have an initial Certificate Balance of $9,977,954. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. Financial Statements, Pro Forma Financial Information and

Exhibits.

(c) Exhibits

    Exhibit No.                                    Description
    -----------                                    -----------

    4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, ARCap Servicing, Inc., as general special servicer, NCB, FSB, as NCB master servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, N.A., as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Warren H. Friend
                                          Name: Warren H. Friend
                                          Title:  Vice President

Date: December 31, 2003

                                INDEX TO EXHIBITS

                                                                Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of December 1, 2003, among Morgan
                     Stanley Capital I Inc., as depositor,
                     Wells Fargo Bank, National Association,
                     as general master servicer, ARCap
                     Servicing, Inc., as general special
                     servicer, NCB, FSB, as NCB master
                     servicer, National Consumer Cooperative
                     Bank, as co-op special servicer,
                     LaSalle Bank National Association, as
                     trustee, Wells Fargo Bank Minnesota,
                     N.A., as paying agent and certificate
                     registrar and ABN AMRO Bank N.V., as
                     fiscal agent.